BLACKROCK FUNDS III

iShares S&P 500 Index Fund

(the “Fund”)

Supplement dated March 5, 2020 to the Investor A, Institutional, Investor P, Service and Class K Shares Statement of Additional Information of the Fund, dated April 30, 2019, and the Class G Shares Statement of Additional Information of the Fund, dated July 1, 2019

Effective February 28, 2020, the following changes are made to each Statement of Additional Information of the Fund:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Alan Mason, Suzanne Henige, CFA, Jennifer Hsui, CFA, Amy Whitelaw and Rachel Aguirre are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alan Mason	418 $1.12 Trillion	864 $620.7 Billion	565 $557.5 Billion	0 $0	0 $0	6 $32.42 Billion
Suzanne Henige, CFA*	84 $140.4 Billion	1 $663.0 Million	0 $0	0 $0	0 $0	0 $0
Jennifer Hsui, CFA	142 $267.6 Billion	54 $57.17 Billion	37 $24.04 Billion	0 $0	0 $0	0 $0
Amy Whitelaw	189 $798.9 Billion	85 $33.30 Billion	0 $0	0 $0	0 $0	0 $0
Rachel Aguirre	158 $315.6 Billion	164 $521.4 Billion	133 $474.8 Billion	0 $0	0 $0	0 $0

*	Information provided is as of January 31, 2020.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mr. Mason and Mses. Hsui, Whitelaw and Aguirre as of December 31, 2018 and the compensation of Ms. Henige as of January 31, 2020.

The last sentence of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Mason and Mses. Henige, Hsui, Whitelaw and Aguirre is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of December 31, 2018 with respect to Mr. Mason and Mses. Hsui, Whitelaw and Aguirre, and as of January 31, 2020 with respect to Ms. Henige, the portfolio managers of S&P 500 Index Master Portfolio did not beneficially own any shares of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-S&P500-0220SUP

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